UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 18, 2006
Date of Report (Date of earliest event reported)

NORPAC TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-27147	95-4705831
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

698 Seymour Street, Suite 311
Vancouver, BC, Canada	V6B 3K6
(Address of principal executive offices)	(Zip Code)

(604) 681-7039
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[               ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[               ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[               ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[               ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02	DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective April 18, 2006, John P. Thornton was appointed as a member of the Board of Directors of Norpac Technologies, Inc. (the “Company”).

Mr. Thornton has been a self-employed businessman and consultant in the securities industry in the Vancouver, British Columbia, area since 1986. During the past five years, Mr. Thornton has served as a director of several U.S. and Canadian public companies, including:

  Bonaventure Enterprises Inc., TSX Venture Exchange;
  Consolidated Odyssey Exploration Inc., TSX Venture Exchange;
  Caesar’s Explorations Inc., Canadian Venture Exchange;
  Goldnev Resources Inc., TSX Venture Exchange;
  Knightsbridge Resources Inc., OTC Bulletin Board;
  Fairchild International Corp., OTC Bulletin Board; and
  Patch International Inc., OTC Bulletin Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORPAC TECHNOLOGIES, INC.

Date:	April 21, 2006
		By:	/s/ Bruce T. Leitch
BRUCE T. LEITCH
Chief Executive Officer, Chief Financial Officer
President, Secretary, and Treasurer